Management Presentation
November 2005

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995
regarding future events and the future financial performance of
Valero L.P.  All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and
information currently available to the partnership. These
statements reflect the partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions
are discussed in Valero L.P.’s 2004 annual report on Form 10-K and subsequent filings with the Securities and Exchange
Commission.

Forward Looking Statements

Valero L.P. Overview

6th largest publicly traded MLP in the U.S. (NYSE:VLI)

Valero Energy owns 23% (21% limited partner, 2% general partner)

Market cap at IPO (April 2001) of $470 million; currently $2.7 billion

Total unitholder return of over 200% since IPO

Has delivered outstanding distribution growth while maintaining one of the strongest distribution coverage ratios in our peer group

Increased quarterly distribution from $0.60 to $0.855 per unit

Owns and operates diversified portfolio of logistics assets

Over 9,100 miles of crude and refined product pipelines

94 terminal facilities and 60 crude oil storage tanks

Around 77 million barrels of storage capacity

Serves 7 Valero Energy refineries

Assets have grown more than eight times since April 2001

Have acquired $2.8 billion in assets

Total Assets

(Year Ended)

$3.2 billion Est.

South Texas
pipeline system

58 crude oil storage
tanks

Southlake, Texas
refined product
pipeline

Wichita Falls, Texas
Business
(272-mile pipeline
and 4 crude oil
storage tanks)

Paulsboro, NJ
refined product
terminal

28% Interest in
Amarillo/Abernathy/
Lubbock, Texas
refined product
pipeline

Asphalt
terminal
(Pittsburg, CA)

April 2001
IPO

Acquired
by Valero
Energy
January
2002

Royal Trading Co.

2 asphalt
terminals
(Oklahoma &
New Mexico

Joint Venture - Dos
Laredos propane
terminal and
pipeline system in
South Texas/Mexico

Southlake,
Texas
terminal

Crude oil
storage
facilities at
Ringgold,
Texas

Kaneb acquisition

4 pipeline systems;
over 5,000 miles

79 terminal facilities

Construction of 110
miles of pipeline in
Northern Mexico/
South Texas

$387 million

Growth through Acquisitions and Growth Projects

WA
OR
CA
NV
AZ
CO
NM
TX
ND
SD
NE
KS
OK
MN
IA
MO
AR
LA
WI
IL
IN
AL
GA
FL
PA
VA
Quebec
Nova Scotia
Tacoma
Vancouver (2)
Portland
Reno
Pittsburg Asphalt
Stockton
Crockett
Los Angeles
Wilmington Refinery
Tucson
Denver
Colorado Springs
Albuquerque
Alamogordo
El Paso
McKee Refinery
Amarillo
Abernathy
Wichita Falls
San Antonio East
San Antonio South
Three Rivers Refinery
Laredo
Nuevo Laredo
Edinburg
Harlingen
Corpus Christi
Corpus Christi Refinery East & West
Houston Asphalt
Houston Refinery
Texas City Refinery
Texas City (2)
Hobby
Placedo
Pettus
Southlake
Ardmore Refinery
Wynnewood
Wichita
El Dorado
Hutchinson
McPherson
Salina
Concordia
Geneva
Osceola
Columbus
North Platte
Norfolk
Yankton
Mitchell
Wolsey
Aberdeen
Jamestown (East)
Jamestown (North)
Moorhead
Mandan BNRR
Sauk Centre
BNRR
Twin Cities (Roseville)
Winona
Milwaukee
Le Mars
Council Bluffs
Sioux Falls
Rock Rapids
Milford
Blue Island
Peru
Chillicothe
Indianapolis
Krotz Springs Refinery
St. Charles Refinery
Westwego
Moundville
Bremen
Macon
Columbus
Montgomery
Savannah
Brunswick
Jacksonville
Virginia Beach
Baltimore
Andrews AFB
Piney Point
Salisbury
Linden (2)
Paulsboro
Paulsboro Refinery
Quebec Refinery (Jean Gaulin)
Point Tupper
LEGEND
Headquarters/International Office
Regional Offices
Valero Energy Corp Refineries
Valero LP Refined Product Terminals
Crude Oil Storage Tanks
Bulk Feedstock Storage Facilities
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
Hydrogen Products Pipeline
* Terminals and pipelines are owned and/or operated by Valero LP
REGIONAL AREAS & OFFICES
West Coast – Stockton, CA
Central West – Corpus Christi
Central East – Wichita
South East – Jacksonville
North East – Linden, NJ
International – San Antonio
Amsterdam
Netherlands
Belgium
Germany
Luxembourg
Australia
Adelaide
Sydney
Geelong
Melbourne
Aruba
Aruba Refinery
Caribbean
St. Eustatius
Glasgow
Grangemouth
Leith
Belfast
Eastham
Runcorn
Grays
United Kingdom
Auckland
Mt. Maunganui
New Plymouth
Wellington
New Zealand

07/13/05

Valero LP

Valero L.P. System Overview

Valero L.P.

Operating Income by Segment*

Refined Product Pipelines

Refined Product
Terminals/Bunkering

Crude Oil Pipelines

Crude Oil Storage Tanks

6,350 miles of refined product
pipelines

2,000 mile ammonia pipeline

94 terminal facilities

Large international presence

800 miles of crude oil pipelines

60 crude oil storage tanks with
12.5 million barrels of capacity

*  Based on estimated 2006 operating income.

Diversified Operations

Valero L.P. Strategy

Improve safety and reliability

Investments required to raise safety and reliability of Kaneb assets to Valero L.P. standards

Continuous improvement in operations

Expand use of underutilized assets

Control costs

Remain committed to growth

Focus on abundance of strategic growth projects

Longer term focus on acquiring stable, fee-based assets,
which are immediately accretive to earnings per unit and
distributable cash flow

Strong balance sheet and stable cash flows support growth
strategy

Abundance of strategic growth projects from expanded geographic presence

Reliability capex increases primarily due to investments required to upgrade Kaneb assets to Valero standards

(Dollars in Millions)

Strategic

Reliability

$80

$105

$30

Projected Capital Expenditures

Note:  Reliability capital expenditures include maintenance, regulatory and safety & environmental.  2005 includes capital expenditures on former Kaneb assets beginning July 1, 2005.

TEXAS
Valero Energy
Three Rivers Refinery
Gulf of
Mexico
Valero Energy
Corpus Christi Refinery
Laredo
Termial
Nuevo
Laredo
Termial
Valley
Pipeline
Barged to
Gulf Coast
Facilities
Construction
of 40.5 - mile
pipeline
Construction
of 25 - mile
pipeline
Edinburg
Terminal
Construction
of 35 - mile
pipeline
Harlingen
Terminal
Reynosa
Construction
of 14 - mile
pipeline
(Pemex Owned)
Burgos Basin
(PEMEX)
Brownsville
Third-Party
Terminal
MEXICO

Expansion of Valley Pipeline by 10,000 barrels per day completed

Construction of more than 110 miles of pipeline from Burgos gas fields in northeastern Mexico to third-party terminal in Brownsville

Total investment of approximately $58 million

Scheduled for completion in May 2006

Expected throughputs of approximately 36,000 barrels per day of oil products

Burgos/Valley Pipeline Projects

Portfolio of assets provide for solid long-term growth
opportunities

Identified over $100 million of accretive strategic growth projects from
2006 through 2008*

Kaneb assets provide Valero L.P. with ample high return
investment opportunities

West Region

2Q07

$4.9

Portland Storage

Central West

3Q06

$4.0

Texas City Black Oil System Expansion

Legacy
Kaneb assets

2006

$4.9

IS Automation Upgrades

Central West

3Q07

$8.0

Denver Terminal Expansion

4Q06

2Q06-4Q07

2Q06

Completion
Dates

$5.0

$16.9

  $58.0

Estimated
CAPEX

Central East

Ammonia Pipeline Laterals & Storage

Northeast

Linden Terminal Optimization

Central West

Region

Burgos – Valley Pipeline Extension

Strategic Projects

(Dollars in Millions)

Strategic Growth Projects

*  Includes approximately $15.7 million carryover from Burgos Project started in 2005.

(Dollars and units in thousands, except per unit  amounts)

4th quarter 2005 earnings expected to be in range of 65 to 70 cents per unit

Primarily due to loss of held separate businesses, higher power costs, asphalt seasonality, higher maintenance expense and Valero Energy McKee refinery turnaround

2005 Financial Highlights

Q105

Q205

Q305

Revenues

$56,635

$58,306

$263,546

Cost of Sales

-

-

101,217

Operating Expense

19,685

21,645

71,358

G&A Expense

3,503

3,561

10,391

Depreciation Expense

8,732

8,791

23,902

Interest Expense

5,829

5,878

15,315

Income Tax Expense

-

-

2,147

Income from Continuing Ops.

19,264

18,852

40,757

Income from Discontinued Ops.

-

-

4,410

Net Income Applicable to LPs

$17,788

$17,005

$41,275

EPU applicable to LPs:

Continuing Ops.

$0.77

$0.74

$0.79

Discontinued Ops.

      -

      -

  0.09

$0.77

$0.74

$0.88

EBITDA

$33,825

$33,521

$91,221

Distributable Cash Flow

$26,193

$24,867

$63,574

Weighted Avg. Units Outstanding

23,041

23,041

46,810

Coverage Ratio applicable to LPs

1.25x

1.12x

1.37x

Valero L.P. 2006 Outlook

Operations expected to be impacted first half of 2006

Primarily due to heavy turnaround activity at some of Valero Energy refineries

Higher maintenance expense to upgrade legacy Kaneb assets

By second half of 2006, throughput levels expected to return to more normal levels

Additional volumes from strategic growth projects and increased tariff and throughput fees

* Excludes throughputs related to the storage lease and bunkering operations acquired in the Kaneb acquisition.

Estimated Throughputs (thousand barrels per day):

Q106

Q206

Q306

Q406

Crude Oil Pipelines

395-400

390-395

415-420

410-415

Refined Product Pipelines

680-685

690-695

730-735

720-725

Refined Product Terminals*

275-280

275-280

295-300

275-280

Crude Oil Storage Tanks

490-495

510-515

515-520

525-530

(Dollars in Millions)

Debt Position

(As of September 30, 2005)

* Guaranteed by Valero L.P., non-recourse to Valero Energy.

   Note: $482 million of proceeds from assets sales in third quarter of 2005 used to pay off $180 million of $400 million revolver and and partially pay off $525 term loan.

Issuer

Amount

Maturity

Valero Logistics Operations (6.875%)*

$100

2012

Valero Logistics Operations (6.05%)*

250

2013

Valero Logistics Operations (Port of Corpus

Christi)

8.7

2015

Kaneb Pipe Line Operating Partnership,

L.P. (5.875%)

250

2013

Kaneb Pipe Line Operating Partnership,

L.P. (7.75%)

250

2012

Write-up to FMV of Kaneb Debt

53

Kaneb UK Debt

37

New Valero Logistics Operations

- Term debt

230

2010

- $400 mm revolving credit facility and

other bank borrowings

-

5-Year Revolver

Public Debt Rating

Moodys – baa3, stable

S&P – BBB minus, stable

Fitch – BBB minus, stable

Public Debt Covenants

Limitation on liens

Limitation on sale/leasebacks

Bank Debt Covenants

Debt-to-EBITDA typically not to exceed 4.75x

EBITDA-to-Interest cover to be greater than 3x

Limitation on liens & sale/leasebacks

$167.5 million of fixed-to-floating interest rate swaps

65% fixed versus 35% floating rate debt

Debt Position

20%
15%
10%
5%
0%
15.5%
9.2%
9.0%
8.1%
6.9%
4.0%
3.7%
3.5%
1.4%
1.2%
Average CAGR: 6.0%
MMP
KMP
VLI
EPD
PAA
TPP
BPL
TCLP
EEP
NBP

1.3x
1.2x
1.2x
1.1x
1.1x
1.0x
1.20x
1.19x
1.18
1.17x
1.16x
1.13x
1.12x
1.10x
1.09x
1.07x
Average Coverage: 1.13x
VLI
MMP
EPD
PAA
BPL
KMP
NBP
SXL
EEP
TPP

Valero LP

Distribution growth key driver of unit price performance

Target distribution growth in line with top of peer group

Distribution growth of around 9% vs. MLP average of 6.0%

___________________________

(1)

Compound annual growth rates of quarterly distributions to L.P. unitholders since the third quarter distribution of 2001 through the third quarter distribution of 2005.

(2)

Based on 2006 estimated distributable cash flow per L.P. unit and annualized 3Q05 cash distributions per L.P. unit, per Wall
Street estimates.

Distribution CAGR Since Valero LP IPO (1)

Total Distribution Coverage (2)

Strong Distribution Growth & Coverage

Indexed Prices
350%
300%
250%
200%
150%
100%
50%
4/16/01
11/9/01
6/5/02
12/29/02
7/25/03
2/18/04
9/12/04
4/8/05
11/2/05

Valero LP

207% total unitholder return since IPO (price appreciation
plus yield)

42.5% increase in distribution / L.P. unit

(1)

Buckeye Partners, Enbridge Energy Partners, Enterprise Products Partners, Kinder Morgan Energy Partners, Magellan Midstream
Partners, Northern Border Partners, Plains All American Pipeline, Sunoco Logistics Partners, TEPPCO Partners.

                      % Change

  Valero L.P.:        207%

  Peer Group:       111%

  S&P 500:                    10%

Peer Group(1)

S&P 500

Valero L.P.

Valero L.P. Unit Performance

Proven growth and value creation through accretive
acquisitions and internal growth projects

Kaneb acquisition enhances earnings stability

Expands geographic presence

Diversifies customer base

Incentive distribution payments to our general partner
capped at 25 percent

Low cost of capital

Solid financial position

Strong balance sheet and investment grade ratings

Track record of strong and consistent cash flow generation

Committed to top-tier distribution growth and
maintaining strong distribution coverage

Key Investment Highlights

Appendix

Reconciliation of Net Income to EBITDA and Distributable
Cash Flow

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

Q105

Q205

Q305

Net Income

$19,264

$18,852

$45,167

Plus net interest expense & other

5,829

5,878

20,005

Plus income tax expense

-

-

2,147

Plus depreciation & amortization

8,732

8,79

23,902

EBITDA

33,825

33,521

91,221

Less equity income from joint ventures

(378)

(421)

(1,541)

Less interest expense, net

(5,829)

(5,878)

(20,005)

Less reliability capital expenditures

(1,425)

(2,468)

(8,476)

Plus distributions from joint ventures

           -

2,375

Distributable Cash Flow

$26,193

$24,867

$63,574